UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2010 (April 6, 2010)
HCA INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-11239 (Commission File Number)	75-2497104 (I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee (Address of Principal Executive Offices)	37203 (Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
     On April 6, 2010, HCA Inc. (the “Company”) entered into Extension Amendment No. 1 (the “Extension Amendment”), by and among the Company, HCA UK Capital Limited (the “European Subsidiary Borrower” and, together with the Company, the “Borrowers”), each of the U.S. Guarantors and European Guarantors party thereto, the lenders party thereto (such lenders and the other lenders from time to time party to the Credit Agreement referred to below, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders, to the Credit Agreement, dated as of November 17, 2006 (as amended on February 16, 2007 and further amended on March 2, 2009 and June 18, 2009, the “Credit Agreement”), among the Borrowers, the Lenders, the Administrative Agent and the other parties named therein.
     Among other things, the Extension Amendment (i) extends the maturity date of $2.0 billion of the Borrowers’ tranche B term loans held by the Lenders party thereto to March 31, 2017 and (ii) increases the ABR margin and LIBOR margin with respect to such extended term loans to 2.25% and 3.25%, respectively. The maturity date, interest margins and fees, as applicable, with respect to all other loans, and all commitments and letters of credit, outstanding under the Credit Agreement remain unchanged.
     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Extension Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
10.1	Extension Amendment No. 1, dated as of April 6, 2010, to the Credit Agreement, dated as of November 17, 2006 (as amended on February 16, 2007 and further amended on March 2, 2009 and June 18, 2009) by and among the Company, HCA UK Capital Limited, each of the U.S. Guarantors and European Guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent for the Lenders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.
By:	/s/ David G. Anderson
David G. Anderson
Senior Vice President - Finance and Treasurer

Date: April 8, 2010

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	Extension Amendment No. 1, dated as of April 6, 2010, to the Credit Agreement, dated as of November 17, 2006 (as amended on February 16, 2007 and further amended on March 2, 2009 and June 18, 2009) by and among the Company, HCA UK Capital Limited, each of the U.S. Guarantors and European Guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent for the Lenders.

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